Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Disclosure of Transfer of Securitizations or Asset-backed Financing Financial Assets Accounted for as Sale [Abstract]
Variable Interest Entities
Variable Interest Entities

We have no consolidated VIEs as of December 31, 2017 and December 31, 2016.

We have a continuing involvement, but are not the primary beneficiary for one unconsolidated VIE related to the FSTAR 2007-1 mortgage securitization trust. In accordance with the settlement agreement with MBIA, there is no further recourse to us related to FSTAR 2007-1, unless MBIA fails to meet their obligations. At December 31, 2017 and 2016, the FSTAR 2007-1 mortgage securitization trust included 1,911 loans and 2,453 loans, respectively, with an aggregate principal balance of $65 million and $89 million, respectively. We have no other significant VIE involvement.